UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2010
Date of Report (Date of earliest event reported)

China Premium Lifestyle Enterprise, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10/F, Wo Kee Hong Building
585-609 Castle Peak Road
Kwai Chung, N.T. Hong Kong
(Address of principal executive offices)
(Zip Code)

(852) 2954-2469
Registrant’s telephone number, including area code

__________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, the terms “we,” “us,” “our” and the “Company” mean China Premium Lifestyle Enterprise, Inc., a Nevada corporation, and our consolidated subsidiaries, taken together as a whole.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2010, we filed four (4) Certificates of Correction with the Nevada Secretary of State to correct certain items in our Articles of Incorporation.  Each Certificate of Correction corrects a separate filing made with the Nevada Secretary of State.

The first Certificate of Correction corrects the Certificate of Amendment that was filed with the Nevada Secretary of State on April 7, 2006.  The Certificate of Amendment, as originally filed, provided that the total number of shares we were authorized to issue was 200,000,000 shares, comprised of 100,000,000 shares of common stock, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001.  The Certificate of Amendment purported to amend our original Articles of Incorporation, as filed with the Nevada Secretary of State on April 19, 2004, which provided that the total number of shares we were authorized to issue was 100,000,000 shares of common stock, par value $0.001.  As discussed in our prior filings with the Securities and Exchange Commission (the “SEC”), we have determined that the Certificate of Amendment is invalid and of no force or effect because the Certificate of Amendment was approved by a majority of our stockholders acting by written consent in contravention of Article II, Section 10 of our By-Laws, which requires that actions taken by written consent of our stockholders be unanimous.  As a result, we determined that we have never been authorized to issue any shares of any class or series of preferred stock.  Based on our determination, the total number of shares that we were authorized to issue, as stated in the Certificate of Amendment, was inaccurate.  The first Certificate of Correction corrects the inaccuracy by providing that the total number of shares we were authorized to issue as of April 7, 2006 was 100,000,000 shares of common stock, par value $0.001.

The second Certificate of Correction corrects the Certificate of Designation that was filed with the Nevada Secretary of State on August 16, 2006.  The Certificate of Designation, as originally filed, provided that 2,000,000 shares of our purported class of 100,000,000 shares of “blank check” preferred stock were designated as “Series A Convertible Preferred Stock.”  As discussed in our prior filings with the SEC, we have determined that the Certificate of Designation is invalid and of no force and effect because, at the time of the filing of the Certificate of Designation, our Articles of Incorporation did not authorize us to issue any shares of any class or series of preferred stock and our Articles of Incorporation did not authorize the Board of Directors to designate the rights, preferences and privileges of any shares of any purported class of “blank check” preferred stock.  As a result, we determined that the Certificate of Designation should not have been filed and that the total number of shares that we were authorized to issue, as stated in the Certificate of Designation, was inaccurate.  The second Certificate of Correction corrects the inaccuracy by providing that the Certificate of Designation should not have been filed and that the total number of shares we were authorized to issue as of August 16, 2006 was 100,000,000 shares of common stock, par value $0.001.

The third Certificate of Correction corrects the Certificate of Amendment that was filed with the Nevada Secretary of State on December 18, 2006.  The Certificate of Amendment, as originally filed, provided that the total number of shares we were authorized to issue was 500,000,000 shares, comprised of 400,000,000 shares of common stock, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001.  Further, as discussed in our prior filings with the SEC, we also determined that the Certificate of Amendment, dated December 18, 2006, is invalid and of no force or effect because the Certificate of Amendment was approved by a majority of our stockholders acting by written consent in contravention of Article II, Section 10 of our By-Laws, which requires that actions taken by written consent of our stockholders be unanimous.  As a result, we determined that we have never been authorized to issue any shares of any class or series of preferred stock or any shares of common stock in excess of 100,000,000 shares.  Based on our determination, the total number of shares which we were authorized to issue, as stated in the Certificate of Amendment, dated December 18, 2006, was inaccurate.  The third Certificate of Correction corrects the inaccuracy by providing that the total number of shares we were authorized to issue as of December 18, 2006 was 100,000,000 shares of common stock, par value $0.001.

The fourth Certificate of Correction corrects the Certificate of Change Pursuant to NRS 78.209 that was filed with the Nevada Secretary of State on December 7, 2007.  The Certificate of Change, as originally filed: (i)  effected a reverse stock split pursuant to which each five (5) shares of common stock, par value $0.001, then outstanding were automatically converted into one (1) share of common stock, par value $0.005; and (ii) provided that no changes were made in the authorized number of our authorized shares.  As a result, the Certificate of Change incorrectly provided that the total number of shares we were authorized to issue was 500,000,000 shares, comprised of 400,000,000 shares of common stock, par value $0.005, and 100,000,000 shares of preferred stock, par value $0.001.  As discussed above, we determined that the Certificates of Amendment, dated April 7 and December 18, 2006, are invalid and of no force and effect and that, as a result, we have never been authorized to issue any shares of any class or series of preferred stock or any shares of common stock in excess of 100,000,000 shares.  Based on our determination, the total number of shares which we were authorized to issue, as stated in the Certificate of Change, was inaccurate.  However, we had validly authorized the reverse stock split and the change of the par value of the common stock from $0.001 to $0.005 by the vote of the majority of our stockholders at our Annual Meeting of Stockholders on December 7, 2007.  The fourth Certificate of Correction corrects the inaccuracy by providing that the total number of shares we are currently authorized to issue is 100,000,000 shares of common stock, par value $0.005.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 3.1
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Amendment to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on April 7, 2006

Exhibit 3.2
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Designation to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on August 16, 2006

Exhibit 3.3
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Amendment to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on December 18, 2006

Exhibit 3.4
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Change Pursuant to NRS 78.209 to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on December 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.,
a Nevada corporation

Dated: May 17, 2010	By:	/s/ Richard Man Fai Lee
Richard Man Fai Lee
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Amendment to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on April 7, 2006

Exhibit 3.2
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Designation to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on August 16, 2006

Exhibit 3.3
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Amendment to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on December 18, 2006

Exhibit 3.4
Certificate of Correction, as filed with the Nevada Secretary of State on April 29, 2010, to Certificate of Change Pursuant to NRS 78.209 to Articles of Incorporation of China Premium Lifestyle Enterprise, Inc., as originally filed with the Nevada Secretary of State on December 7, 2007